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                                                                   EXHIBIT 10.80


                              CKE RESTAURANTS, INC.

                                 AMENDMENT NO. 2
                                       TO
                              EMPLOYMENT AGREEMENT


         This Amendment No. 2 (the "Amendment") to Employment Agreement is made effective as of March 20, 2007, by and between CKE Restaurants, Inc. (the "Company") and Brad R. Haley (the "Employee").


                                    RECITALS:

         A. The Company and the Employee entered into an Employment Agreement dated as of January 2004, and amended on December 6, 2005 (the "Agreement").


         B. The Company and Employee now desire to amend the Agreement as set forth below.



                                    AGREEMENT

         1. Other Compensation and Fringe Benefits. Section 4(d) of the Agreement is hereby amended to extend the bonus provided for therein to fiscal years 2008, 2009 and 2010.

         2. Definitions. Terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Agreement.

         3. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one Amendment.

         4. Terms and Conditions of Agreement. Except as specifically amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.



                            [SIGNATURE PAGE FOLLOWS]






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         IN WITNESS WHEREOF, this Amendment is executed by the undersigned as of the date first written above.



                                   /s/ Brad R. Haley
                                   ---------------------------------------------
                                   Brad R. Haley



                                   CKE Restaurants, Inc.



                                   By: /s/ Peter Churm
                                      ------------------------------------------
                                       Peter Churm
                                       Director and Chairman of the Compensation
                                       Committee of the Board of Directors







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